B3 Expenses by nature	12 Months Ended
Dec. 31, 2023
Expenses by nature [abstract]
B3 Expenses by nature

Expenses by nature

Expenses by nature
	2023	2022	2021
Goods and services	127,214	147,023	119,787
Employee remuneration	101,438	89,191	77,462
Amortizations and depreciations	11,157	10,142	8,458
Impairments, obsolescence allowances and revaluation	4,996	4,383	1,456
Inventory increase, net	9,304	–7,738	–5,565
Additions to capitalized development	–2,173	–1,720	–962
Expenses charged to cost of sales and operating expenses	251,936	241,281	200,636
Total restructuring charges in 2023 were SEK 6.5 (0.4) billion, which relates to the cost reduction activities during the year. Restructuring charges are included in the expenses presented above, and consist mainly of employee renumerations.

Restructuring charges by function
	2023	2022	2021
Cost of sales	2,802	195	273
R&D expenses	2,431	54	137
Selling and administrative expenses	1,288	150	139
Total restructuring charges	6,521	399	549